Citi US Financial Services Conference March 6, 2013 David Turner Chief Financial Officer 1 Exhibit 99.1

Why Regions?
Competitive Position
•
Strong market presence
•
Competitive product set
•
Stronger company today than three years ago
•
Revenue growth on par with peers
•
Disciplined expense management
Opportunity for
Outperformance
•
Improving efficiency ratio
•
Stable net interest margin
•
Significant credit leverage remains
•
Low loan to deposit ratio
Moving Forward
•
Creating shared value for our customers, communities,
associates and shareholders
•
Business plan to support growth

Proven Track Record

IA
IL
IN
MO
KY
VA
NC
TN
AR
SC
GA
MS
AL
TX
FL

Regions

A leading southeastern banking franchise
Company Snapshot
December 2012
Associates 23,427
Assets $121B
Loans $74B
Deposits $95B
Branches 1,711
ATMs 2,054
Market Cap* $10.8B
* As of February 27, 2013
Regions Branches
Deposit Market Share
Regions Insurance Group
3
#1
#2
#1
#1
#6
#4
#4
#
• 14   largest full-service bank
• Operating in sixteen states; however,
seven states represent 85% of total
deposits
• Primary business lines: Consumer
Services, Business Services and
Wealth Management
• Full line insurance brokerage firm
offering all lines of personal and
commercial insurance
th

Top 10 MSAs     Deposits
Market
Rank
’10-’15
Population
Growth
Birmingham, AL $10.1
1
Nashville, TN $7.0

Tampa, FL $5.0
4
Miami, FL $4.0
11
Memphis, TN $3.9
2
Atlanta, GA $3.3
6
St. Louis, MO $3.0
4
Jackson, MS $2.9

New Orleans, LA $2.4

Mobile, AL $2.3
1
($ in billions)
National Average: 3.9%
Source: SNL Financial
Note: Core Markets include AL, FL, LA, MS, AR, TN
Rank Name
Market
Share
1 Bank of America 11.1%
2 Wells Fargo 9.9%
3 Regions 9.4%
4 SunTrust 6.7%
5 JPMorgan Chase 3.8%
6 BB&T 3.0%
7 Capital One 2.2%
8 First Horizon 2.0%
9 Hancock 1.7%
10 Citi 1.6%
Weighted Average Deposit
Market Share in Regions’
Core Markets
Characterized by high market share, high growth markets
3.4%
9.6%
3.7%
1.4%
4.3%
10.1%
2.0%
4.4%
8.8%
1.0%
Footprint positioning

Balance Sheet 4Q12 4Q09 Improvement
Deposit Costs 0.22% 1.15% 93 bps
Total Funding Costs 0.50% 1.45% 95 bps
Time Deposits as % of Total Deposits 14% 32% Reduced by half
Low-Cost Deposits $82.0B $67.1B 22%
Profitability
Mortgage Revenue $90MM $46MM 96%
Net Interest Margin
(1)
3.10% 2.72% 38 bps
Efficiency Ratio
(2)
64.42% 67.88% 346 bps
Credit Risk Profile
Non-Performing Assets $1.9B $4.4B 57%
Net Charge-Offs $180MM $692MM 74%
Allowance for Loan Losses / Loans 2.59% 3.43% 84 bps
Capital and Liquidity
Tier 1 Common Ratio
(3)
10.8% 7.1% 370 bps
Loan to Deposit Ratio 78% 92% More liquid
Stronger company today
(1) 4Q12 from continuing operations; 4Q09 as reported
(2) Annual Ratio
(3) Non-GAAP - see appendix for reconciliation

Revenue growth – continuing to make progress
Peer banks include BBT, CMA, FHN, FITB, HBAN, KEY, MTB, PNC, STI, USB, WFC, ZION
Note: Net interest income on FTE basis and non-interest revenue adjusted  to exclude non-recurring items
Source: SNL Financial
Growth in Total Revenue Linked Quarter vs Peers
-2.0%
-0.3%
-0.4%
1.0%
0.3%
-0.2%
2.2%
0.9%
1.0%
0.5%
4Q11 1Q12 2Q12 3Q12 4Q12
Regions Peer Median

Regions has the second lowest expense to assets
ratio vs peers and reduced expenses faster than
almost all our peers
Non-Interest Expense
(1)
/ Average Assets
Full Year 2012 vs. Full Year 2011 % Change
2.6%
2.8%
3.0%
3.0%
3.1%
3.2%
3.3%
3.4%
3.5%
3.5%
3.5%
3.9%
4.3%
Bank
#1
RF Bank
#3
Bank
#4
Bank
#5
Bank
#6
Bank
#7
Bank
#8
Bank
#9
Bank
#10
Bank
#11
Bank
#12
Bank
#13
-4%
-2%
-1% 0%
2%
4% 4%
4%
5%
5%
9%
11%
12%
Bank
#1
RF Bank
#3
Bank
#4
Bank
#5
Bank
#6
Bank
#7
Bank
#8
Bank
#9
Bank
#10
Bank
#11
Bank
#12
Bank
#13

(1) 4Q12 Adjusted to exclude non-core items, ratios are annualized –
Peer banks include: BBT, CMA, FHN, FITB, HBAN, KEY, MTB, PNC, STI, USB, WFC, ZION
Source: SNL Financial
See appendix for reconciliation

Focused on improved efficiency
(1) Non-GAAP – See appendix for reconciliation
Note:  Results from Continuing Operations
Peer banks include: BBT, CMA, FHN, FITB, HBAN, KEY, MTB, PNC, STI, USB, WFC, ZION
Source: SNL Financial
Target:
Mid to High
50s
Efficiency Ratio
(1)
70.1%
67.9%
64.6%
65.0%
64.2%
65.3%
62.8%
64.3%
62.7%
4Q11
1Q12
2Q12 3Q12
4Q12
Regions Peer Median
64.3%

• Net interest margin was up 2
bps linked quarter, primarily
due to lower deposit costs
and interest recoveries
• Opportunities to protect the
margin through:
• Continued reduction of
deposit costs
• Retention of 15-year
fixed rate mortgages
• Liability management
opportunities
• Outlook is for a relatively
stable margin in 2013
Net interest margin improves
Note: Peer banks include BBT, CMA, FHN, FITB, HBAN, KEY, MTB, PNC, STI, USB, WFC, ZION
Source: SNL Financial
Net Interest Margin vs. Peers
4Q11
1Q12
2Q12 3Q12 4Q12
3.53%
3.51%
3.52%
3.44%
3.47%
3.08%
3.16%
3.09%
3.10%
3.08%
Regions Peer Average

Continued asset quality improvement
Significant credit leverage remains
Note: Peer banks include BBT, CMA, FHN, FITB, HBAN, KEY, MTB, PNC, STI, USB, WFC, ZION
Source: SNL Financial
58% decrease Y-O-Y
Allowance for Loan Losses / Total Loans Net Charge-Offs and Ratio
($ in millions)

$430
$332
$265
$262
$180
2.16%
1.73%
1.39%
1.38%
0.96%
4Q11 1Q12
2Q12 3Q12
4Q12
Net Charge-Offs
Net Charge-Offs as % of Average Loans
3.54%
2.59%
2.34%
1.89%
4Q11
1Q12
2Q12 3Q12 4Q12
Regions
Peer Group Median

(1) Non-GAAP – See appendix for reconciliation
Note: Peer banks include BBT, CMA, FHN, FITB, HBAN, KEY, MTB, PNC, STI, USB, WFC, ZION
Source: SNL Financial
Estimated Basel III
(1)
at the end of 4Q12 was 8.9%
Loan to Deposit Ratio Tier 1 Common Ratio
(1)
8.5%
9.6%
10.0%
10.5%
10.8%
9.6%
9.7%
9.8%
9.9%
10.0%
4Q11 1Q12 2Q12 3Q12 4Q12
Regions Peer Median
81%
79%
80%
79%
78%
89%
87%
88%
88%
88%
4Q11 1Q12 2Q12 3Q12 4Q12
Regions Peer Median
Solid capital and liquidity

•
Getting a full and detailed view of customer financial needs – 360° View
•
Deepening customer relationships through cross-sell
•
Going to market as One bank, One team, One Regions – making referrals and meeting needs
•
Providing service quality that creates exceptional loyalty and retention communities, our associates and our
shareholders through…
Creating                           for our customers, our
shared value

Transportation/
Restaurant
Technology &
Defense
Energy
Healthcare
(Houston)
(Atlanta)
(Charlotte)
(Nashville)
Business Services – key focus areas for 2013
•
Acquire, retain and deepen
relationships through
•
Maintain disciplined focus on
specialized industries to drive
growth:
•
Healthcare
•
Restaurant
•
Transportation
•
Technology & Defense
•
Energy
•
We are still in the Investor Real
Estate business, where appropriate
•
Get paid for the risks we take
•
Stay focused on prudent Risk
Management disciplines
Transition to growth through shared value

Wealth Management - key focus areas for 2013
•
Broaden and deepen relationships
•
Grow trust assets under management
•
Roll out branch-based Financial Consultants in
partnership with Cetera
•
Enhance performance management and
coaching culture
•
Stay focused on prudent risk management
disciplines
•
Listen to customers’ goals and deliver products
and services they need
•
Expand service and product offerings
Transition to growth through shared value

• Deepen relationships
• Attract, retain and expand quality consumer
households
• Stabilize and grow quality earning assets – get
paid for the risks we take
• Leverage NOW Banking products to bank the
under-banked markets
• Continue to prudently grow credit cards,
mortgage and indirect lending
• Remain focused on disciplined risk management,
compliance and regulatory issues
• Provide trustworthy advice, guidance and
education to help our customers succeed
financially
• Leverage technology to improve channel
capabilities, sales and efficiency
Consumer Services – key focus areas for 2013
Transition to growth through shared value

Moving forward in 2013
•
Through                    , maximize opportunities to deepen quality customer relationships
•
Grow households
•
Positioned for continued increases in loan production
•
Indirect auto portfolio
•
Commercial and Industrial
•
Credit card
•
Retention of 15-year fixed rate mortgages
•
Continue to leverage Now Banking suite of products
•
Improve efficiency through investments in technology
•
Further enhancements to lower-cost delivery channels
•
Enhanced services and technology platforms within Wealth Management
•
Continue to seek opportunities to reduce expenses
•
Commitment to positive operating leverage

Why Regions?
Competitive Position
•
Strong market presence
•
Competitive product set
•
Stronger company today than three years ago
•
Revenue growth on par with peers
•
Disciplined expense management
Opportunity for
Outperformance
•
Improving efficiency ratio
•
Stable net interest margin
•
Significant credit leverage remains
•
Low loan to deposit ratio
Moving Forward
•
Creating shared value for our customers, communities,
associates and shareholders
•
Business plan to support growth

Proven Track Record

Appendix 18

The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “ Forward-Looking Statements” and “ Risk Factors" of Regions' Annual Report on Form 10-K for the year ended December 31, 2012.
This presentation may include forward-looking statements which reflect Regions’ current views with respect to future events and financial performance. The Private
Securities Litigation Reform Act of 1995 (“the Act”) provides a “safe harbor” for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements. For these statements, we, together with our subsidiaries, claim the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements.
These risks, uncertainties and other factors include, but are not limited to, those described below:
Forward-looking statements
› Possible acceleration of prepayments on mortgage-backed securities due to low interest rates and the related acceleration of premium amortization on those securities.
› The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) became law  in July 2010, and a number of legislative, regulatory and tax proposals remain pending. Future and proposed rules, including those that may be part of the Basel III process, are expected to require banking institutions to increase levels of capital and to meet more stringent liquidity requirements. All of the foregoing may have significant effects on Regions and the financial services industry, the exact nature and extent of which cannot be determined at this time.
› Regions' ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions'
customers and potential customers.
› Regions' ability to keep pace with technological changes.
› Possible additional loan losses, impairment of goodwill and other intangibles, and adjustment of valuation allowances on deferred tax assets and the impact on earnings and capital.
› Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins. Increases in benchmark interest rates would also increase debt service requirements for customers whose terms include a variable interest rate, which may negatively impact the ability of borrowers to pay as contractually obligated.
› Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular, including any prolonging or worsening of the current challenging economic conditions including unemployment levels.
› Possible changes in consumer and business spending and saving habits could affect Regions' ability to increase assets and to attract deposits.
› Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans.
› Possible changes in trade, monetary and fiscal policies, laws and regulations and other activities of governments, agencies, and similar organizations, may have an adverse effect on business.
› Possible stresses in the financial and real estate markets, including possible deterioration in property values.
› Regions' ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions' business.
› Regions' ability to expand into new markets and to maintain profit margins in the face of competitive pressures.
› The effects of any damage to Regions reputation resulting from developments related to any of the items identified above.
› Possible regulations issued by the Consumer Financial Protection Bureau or other regulators which might adversely impact Regions' business model or products and services.
› Regions' ability to effectively manage credit risk, interest rate risk, market risk, operational risk, legal risk, liquidity risk, reputational risk, counterparty risk, international risk and regulatory and compliance risk.
› Regions’ ability to ensure adequate capitalization which is impacted by inherent uncertainties in forecasting credit losses.
› The cost and other effects of material contingencies, including litigation contingencies, and any adverse judicial, administrative or arbitral rulings or proceedings.
› The effects of increased competition from both banks and non-banks.
› The effects of geopolitical instability and risks such as terrorist attacks.
› Changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies.
› Regions’ ability to receive dividends from its subsidiaries.
› The effects of the failure of any component of Regions’ business infrastructure which is provided by a third party.
› The effects of weather and natural disasters such as floods, droughts, wind, tornados and hurricanes, and the effects of man-made disasters.
› Possible downgrades in ratings issued by rating agencies.
› The effects of problems encountered by larger or similar financial institutions that adversely affect Regions or the banking industry generally.
› Possible changes in the speed of loan prepayments by Regions’ customers and loan origination or sales volumes.

The words "believe," "expect," "anticipate," "project," and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward-looking statements that are made from time to time.

Non-GAAP reconciliation: non-interest income /
expense, fee income ratios and efficiency ratios
($ amounts in millions)    12/31/12 9/30/12 6/30/12 3/31/12 12/31/11
Continuing Operations
Non-interest expense (GAAP) 902 $           869 $           842 $           913 $           1,124 $   33 $             3.8% (222) $       -19.8%
Adjustments:
REIT investment early termination costs (42) -               -               -               -           (42) NM (42) NM
Loss on early extinguishment of debt (11) -               -               -               -           (11) NM (11) NM
Securities impairment, net -               -               (2)                 -               (2)             -               -             2 -100.0%
Branch consolidation and property and equipment charges -               -               -               -               2               -               -             (2) -100.0%
Goodwill impairment -               -               -               -               (253)         -               -             253 -100.0%
Adjusted non-interest expense (non-GAAP) F 849 $           869 $           840 $           913 $           871 $       (20) $           -2.3% (22) $         -2.5%
Net interest income (GAAP) 818 $           817 $           838 $           827 $           849 $       1 $               0.1% (31) $         -3.7%
Taxable equivalent adjustment 13 13 12 12 9 -               -             4 44.4%
Net interest income, taxable-equivalent basis 831              830              850              839              858          1                  0.1% (27)             -3.1%
Non-interest income (GAAP) 536 $           533 $           507 $           524 $           507 $       3 $               0.6% 29 $           5.7%
Adjustments:
Securities gains, net (12)               (12)               (12)               (12)               (7)             -                   -             (5)               71.4%
Leveraged lease termination gains, net -                     -                     (7)                 (7)                 (10)           -                   -             10              -100.0%
Adjusted non-interest income (non-GAAP) G 524              521              488              505              490          3                  0.6% 34              6.9%
Adjusted total revenue (non-GAAP) H 1,355 $       1,351 $       1,338 $       1,344 $       1,348 $   4 $               0.3% 7 $             0.5%
Adjusted fee income ratio (non-GAAP) G/H 38.7% 38.6% 36.5% 37.6% 36.4%
Adjusted efficiency ratio (non-GAAP) F/H 62.7% 64.3% 62.8% 67.9% 64.6%
Quarter Ended
vs. 3Q12 vs. 4Q11
4Q12 4Q12

The table below presents computations of the efficiency ratio(non-GAAP), which is a measure of productivity, generally calculated as non-interest expense divided by total revenue. The table also shows the fee income ratio ratio (non-GAAP), generally calculated as non-interest income divided by total revenue. Management uses these ratios to monitor performance and believes these measures provide meaningful information to investors.  Non-interest-expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP), which is the numerator for the efficiency ratio.  Non-interest income (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest income (non-GAAP), which is the numerator for the fee income ratio.  Net interest income on a taxable-equivalent basis and non-interest income are added together to arrive at total revenue.  Adjustments are made to arrive at adjusted total revenue (non-GAAP), which is the denominator for the fee income and efficiency ratios.  Regions believes that the exclusion of these adjustments provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance.
These non-GAAP financial measures are also used by management to assess the performance of Regions' business.  It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations.  Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the
Company on the same basis as that applied by management.

Non-GAAP reconciliation: tier 1 common
($ amounts in millions)   12/31/12 9/30/12 6/30/12 3/31/12 12/31/11
As of and for Quarter Ended
TIER 1 COMMON RISK-BASED RATIO - CONSOLIDATED
Stockholders' equity (GAAP)  15,499 $      14,901 $   14,455 $   17,534 $   16,499 $
Accumulated other comprehensive (income) loss  (65)               (202)          (54)            60             69
Non-qualifying goodwill and intangibles  (4,826)          (4,836)       (4,852)       (4,881)       (4,900)
Disallowed deferred tax assets (35)               (238)          (336)          (345)          (432)
Disallowed servicing assets (33)               (33)            (33)            (36)            (35)
Qualifying non-controlling interests  93 93 92 92 92
Qualifying trust preferred securities  501 846 846 846 846
Tier 1 capital (regulatory)  11,134 $      10,531 $   10,118 $   13,270 $   12,139 $
Qualifying non-controlling interests  (93)               (93)            (92)            (92)            (92)
Qualifying trust preferred securities  (501)             (846)          (846)          (846)          (846)
Preferred stock  (482)             -            -            (3,429)       (3,419)
Tier 1 common equity (non-GAAP)  N 10,058 $      9,592 $     9,180 $     8,903 $     7,782 $
Risk-weighted assets (regulatory)  O 92,811         91,723      91,779      92,546      91,449
Tier 1 common risk-based ratio (non-GAAP)  N/O 10.8% 10.5% 10.0% 9.6% 8.5%
The following table provides calculations of Tier 1 capital (regulatory) and "Tier 1 common equity" (non-GAAP).  Traditionally, the Federal Reserve and other banking regulatory bodies have assessed a bank's capital adequacy based on Tier 1 capital, the calculation of which is prescribed in amount by federal banking regulations.
In connection with the Company's Comprehensive Capital Analysis and Review ("CCAR"), these regulators are supplementing their assessment of the capital adequacy of a bank based on a variation of Tier 1 capital, known as Tier 1 common equity.  While not prescribed in amount by federal banking regulations, analysts and banking regulators have assessed Regions' capital adequacy using the Tier 1 common equity measure.  Because Tier 1 common equity is not formally defined by GAAP or prescribed in any amount by federal banking regulations, this measure is considered to be a non-GAAP financial measure and other entities may calculate it differently than Regions' disclosed calculations.  Since analysts and banking regulators may assess Regions' capital adequacy using Tier 1 common equity, management believes that it is useful to provide investors the ability to assess Regions' capital adequacy on this same basis.
Tier 1 common equity is often expressed as a percentage of risk-weighted assets.  Under the risk-based capital framework, a company's balance sheet assets and credit equivalent amounts of off-balance sheet items are assigned to one of four broad risk categories.  The aggregated dollar amount in each category is then multiplied by the risk-weighted category.  The resulting weighted values from each of the four categories are added together and this sum is the risk-weighted assets total that, as adjusted, comprises the denominator of certain risk-based capital ratios.  Tier 1 capital is then divided by this denominator (risk-weighted assets) to determine the Tier 1 capital ratio.  Adjustments are made to Tier 1 capital to arrive at Tier 1 common equity (non-GAAP).  Tier 1 common equity (non-GAAP) is also divided by the risk-weighted assets to determine the Tier 1 common equity ratio (non-GAAP).  The amounts disclosed as risk-weighted assets are calculated consistent with banking regulatory requirements.

Non-GAAP reconciliation: basel III
Estimate based on June
2012 U.S. Notices of
Proposed Rulemaking
($ amounts in millions)    12/31/2012
Stockholders' equity (GAAP)  $15,499
(4,968)
Adjustments, including other comprehensive income related to cash flow hedges, disallowed deferred tax assets, threshold deductions and other adjustments (780)
Basel III tier 1 common equity (non-GAAP) 9,751
Basel I risk-weighted assets (regulatory) 92,811
109,941
Basel III tier 1 common ratio (non-GAAP) 8.87%
The following table provides calculations of Tier 1 common, based on Regions’ current understanding of Basel III requirements, as proposed by the U.S. Notices of Proposed Rulemaking released in June 2012.  Regions currently calculates its risk-based capital ratios under guidelines adopted by the Federal Reserve based on the 1988 Capital Accord (“Basel I”) of the Basel Committee on Banking Supervision (the “Basel Committee”).  In December 2010, the Basel Committe
released its final framework for Basel III, which will strengthen international capital and liquidity regulation.  In June 2012, U.S. Regulators released three
separate Notices of Proposed Rulemaking covering U.S. implementation of the Basel III framework.   When implemented by U.S. bank regulatory agencies and
fully phased-in, Basel III will change capital requirements and place greater emphasis on common equity.  The Federal Reserve has announced a delay in the implementation date of the final rules.  However, when implemented there will be a phase in period of up to 6 years.  The calculations provided below are estimates, based on Regions’ current understanding of the framework, including the Company’s reading of the requirements, and informal feedback received through the regulatory process.  Regions’ understanding of the framework is evolving and will likely change as the regulations are finalized.  Because the Basel
III implementation regulations are not formally defined by GAAP and have not yet been finalized and codified, these measures are considered to be non-GAAP financial measures, and other entities may calculate them differently from Regions’ disclosed calculations.  Since analysts and banking regulators may assess
Regions’ capital adequacy using the Basel III framework, we believe that it is useful to provide investors the ability to assess Regions’ capital adequacy on the same basis.

(1) Under Basel III, regulatory capital must be reduced by purchased credit card relationship intangible assets.  These assets are partially allowed in Basel I capital.
(2) Regions continues to develop systems and internal controls to precisely calculate risk-weighted assets as required by
Basel III.  The amount included above is a reasonable approximation, based on our understanding of the requirements.
Non-qualifying goodwill and intangibles (1)
Basel III risk-weighted assets (non-GAAP) (2)